UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 24, 2006
Capital Senior Living Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Updated Slideshow Presentation

Item 7.01 Regulation FD Disclosure.
     On August 24, 2006, Capital Senior Living Corporation (the “Company”) announced that a joint venture between the Company and GE Healthcare Financial Services completed the acquisition of three senior housing communities from a third party for approximately $38.2 million. The three senior housing communities, located in the metropolitan Indianapolis, Indiana area, comprise 300 units of seniors housing, including 198 units of assisted living and 102 units of memory care and will increase the Company’s total resident capacity by approximately 350.
     A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
     Attached hereto as Exhibit 99.2 is an updated slideshow presentation of the Company.
     By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this slideshow that become untrue because of new information, subsequent events or otherwise.
Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.
     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:
99.1	Press Release dated August 24, 2006

99.2	Capital Senior Living Corporation updated slideshow presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2006	Capital Senior Living Corporation

	By:	/s/ Ralph A. Beattie
	Name:	Ralph A. Beattie
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:
99.1	Press Release dated August 24, 2006

99.2	Capital Senior Living Corporation updated slideshow presentation